Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com

Phoenix Infrastructure LLC 3100 Olympus Boulevard, Suite 510 Coppell, Texas 75019

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of data center sites and the related tenant leases in connection with the proposed offering of Centersquare Issuer LLC and Centersquare Co-Issuer LLC Secured Data Center Revenue Term Notes, Series 2025-5 and Series 2025-6. Phoenix Infrastructure LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Tenant Lease Data File and Data Center Site Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Tenant Lease Data File and Data Center Site Data File. Additionally, Scotia Capital (USA) Inc. (“Scotia Capital”), TD Securities (USA) LLC, Wells Fargo Securities, LLC and BMO Capital Markets Corp. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 2, 2025, representatives of Scotia Capital, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Tenant Lease Data File”) containing data, as represented to us by the Company, as of August 31, 2025, with respect to 4,888 tenant leases.

At the Company’s instruction, we randomly selected (i) two tenant leases from each of the top 25 organizations (or one tenant lease from the top 25 organizations with only one tenant lease) with the highest operational MMR set forth on the Tenant Lease Data File and a “REV STREAM 2” value of “A| Colocation” (the “Top 25 Sample Tenant Leases”) and (ii) 75 tenant leases from the remaining 4,846 tenant leases with a “REV STREAM 2” value of “A| Colocation” (the “75 Random Sample Tenant Leases”). The Top 25 Sample Tenant Leases and 75 Random Sample Tenant Leases are collectively and hereinafter referred to as the “Sample Tenant Leases.”

Additionally, on October 14, 2025, representatives of Scotia Capital, on behalf of the Company, provided us with a computer-generated data file and related record layout (the “Data Center Site Data File”) containing data, as represented to us by the Company, as of August 31, 2025, with respect to the 40 data center sites related to the tenant leases included in the Tenant Lease Data File (the “Data Center Sites”).

Member of Deloitte Touche Tohmatsu

File Review Procedures of the Data Center Sites:

For each of the Data Center Sites, we performed comparisons of the data center site characteristics (the “Data Center Site Characteristics”) set forth on the Data Center Site Data File and indicated below.

Data Center Site Characteristics
1. Facility (for informational purposes only) 2. Lease end date (if applicable) 3. Renewals (if applicable) 4. KW capacity	5. KW sold 6. Square foot capacity 7. Square foot sold

We compared Data Center Site Characteristics 2. and 3. to the lease agreement or any amendments thereto (collectively, the “Site Lease Agreement”).

We compared Data Center Site Characteristics 4. through 7. to schedules from the Company’s property management system as of August 31, 2025 (the “Property Schedules”). Further, with respect to our comparison if Characteristics 6. and 7. Differences of less than 1 square foot are deemed to be “in agreement.”

The data center site documents indicated above and any other related documents provided in support of the Data Center Site Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Data Center Site Documentation.”

File Review Procedures of the Sample Tenant Leases:

For each of the Sample Tenant Leases, we performed comparisons of the tenant lease characteristics (the “Tenant Lease Characteristics”) set forth on the Tenant Lease Data File and indicated below.

Tenant Lease Characteristics
1. Contract ID (for informational purposes only) 2. Organization name 3. Location 4. Escalator %	5. Renewal term (months) 6. Operational MRR 7. Contract start date 8. Contract end date

We compared Tenant Lease Characteristics 2. through 8. to the corresponding information set forth on or derived from the master services agreement, transaction report, service order or invoice (collectively, the “Service Order”).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Tenant Lease Characteristic 6., differences of 2.5% or less of the related amount set forth on the Tenant Lease Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Tenant Lease Characteristics 7. and 8., differences of 31 days or less are deemed to be “in agreement.”

The tenant lease documents described above and any other related documents used in support of the Tenant Lease Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Tenant Lease Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Data Center Site Documentation or Tenant Lease Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Data Center Site Documentation and Tenant Lease Documentation.  In addition, we make no representations as to whether the Data Center Site Documentation or Tenant Lease Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Data Center Sites or Sample Tenant Leases, respectively.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Data Center Site Characteristics and Tenant Lease Characteristics set forth on the Data Center Site Data File and Tenant Lease Data File were found to be in agreement with the above-mentioned Data Center Site Documentation and Tenant Lease Documentation, as applicable, except as indicated in Appendix A.  Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the Data Center Sites or tenant leases underlying the Data Center Site Data File or Tenant Lease Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the Data Center Sites or tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Tenant Lease Data File and the Data Center Site Data File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

November 10, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated November 10, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Data Center Site Lease Characteristics

1	Three differences in kW capacity.
2	One difference in kW sold.
3	Three differences in square foot capacity.
4	Two differences in square foot sold.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 5, 2025

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Site ID	Site Lease Characteristic	Characteristic set forth on the Site Lease Data File	Characteristic set forth on or derived from the Property Schedules

1	BOS4_A	kW capacity	8,336 kW	8,376 kW
1	DEN1_A	kW capacity	7,218 kW	8,724 kW
1	EWR5_A	kW capacity	12,787 kW	12,842 kW
2	DEN1_A	kW sold	5,306 kW	6,006 kw
3	EWR2_A	Square foot capacity	129,409 sq. ft	120,360 sq. ft
3	ORD4_A	Square foot capacity	66,875 sq. ft	53,293 sq. ft
3	PHX3_A	Square foot capacity	50,256 sq. ft	49,387 sq. ft
4	DEN1_A	Square foot sold	28,002 sq. ft	29,922 sq. ft
4	IAD1_A	Square foot sold	43,437 sq. ft	43,191 sq. ft

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.